UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 21, 2012 (May 15, 2012)

On Assignment, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-20540	95-4023433
(Commission file number)	(I.R.S. Employer Identification No.)

26745 Malibu Hills Road, Calabasas, California	91301
(Address of principal executive offices)	(Zip code)

(818) 878-7900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 to the Current Report on Form 8-K (this “Form 8-K/A”) of On Assignment, Inc., a Delaware corporation (the “Company”), which was originally filed with the Securities and Exchange Commission on May 15, 2012 (the “Form 8-K”), is being filed solely to include the financial statements and pro forma financial information required by Item 9.01 which were excluded from the Form 8-K pursuant to Items 9.01(a) and 9.01(b).  The financial statements for the years ended December 31, 2011 and December 25, 2010 and for each of the years in the three year period ended December 31, 2011 and pro forma financial information as of and for the year ended December 31, 2011 were also included in the Company’s Proxy Statement for its 2012 Annual Meeting of Stockholders, as filed with the Securities and Exchange Commission on April 13, 2012.  Except as described in this Explanatory Note, no other information in the Form 8-K is modified or amended hereby.  Capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed to them in the Form 8-K.

Item 9.01.	Financial Statements and Exhibits

(a)           Financial statements of businesses acquired.

The following audited financial statements of Apex Systems, Inc. (“Apex Systems”) are included in this Form 8-K/A as Exhibit 99.1 and incorporated herein by reference in this Item 9.01:

Independent Auditors’ Report
Balance Sheets – December 31, 2011 and December 25, 2010
Statements of Income – Fiscal years ended December 31, 2011, December 25, 2010 and December 26, 2009
Statements of Stockholders’ Equity (Deficit) – Fiscal years ended December 31, 2011, December 25, 2010 and December 26, 2009
Statements of Cash Flows – Fiscal years ended December 31, 2011, December 25, 2010 and December 26, 2009
Notes to Financial Statements

The following unaudited condensed financial statements of Apex Systems are included in this Form 8-K/A as Exhibit 99.2 and incorporated herein by reference in this Item 9.01:

Condensed Balance Sheets as of March 31, 2012 and December 31, 2011
Condensed Statements of Income for the three months ended March 31, 2012 and March 26, 2011
Condensed Statements of Cash Flows for the three months ended March 31, 2012 and March 26, 2011
Notes to Condensed Financial Statements

(b)           Pro forma financial information.

The following unaudited pro forma condensed combined financial statements are included in this Form 8-K/A as Exhibit 99.3 and incorporated herein by reference in this Item 9.01:

Unaudited Pro Forma Condensed Combined Balance Sheets as of March 31, 2012
Unaudited Pro Forma Condensed Combined Statement of Income for the year ended December 31, 2011
Unaudited Pro Forma Condensed Combined Statement of Income for the three months ended March 31, 2012
Notes to Unaudited Pro Forma Condensed Combined Financial Statements

(d)           Exhibits.

Exhibit No.	Description
23.1	Consent of Independent Auditors.
99.1	Audited financial statements of Apex Systems as of December 31, 2011 and December 25, 2010, and for the years ended December 31, 2011, December 25, 2010 and December 26, 2009.
99.2	Unaudited condensed financial statements of Apex Systems as of March 31, 2012 and December 31, 2011, and for the three months ended March 31, 2012 and March 26, 2011.
99.3	Unaudited pro forma condensed combined financial statements as of March 31, 2012, for the year ended December 31, 2011 and for the three months ended March 31, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on May 21, 2012.

ON ASSIGNMENT, INC.

/s/ Peter T. Dameris
By: Peter T. Dameris

Its: Chief Executive Officer and President